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                                                                  EXHIBIT 23(ii)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use of our audit report dated November 2, 2000 in the Form SB-2 of BBC Graphics of Palm Beach, Inc., for the periods ended September 30, 2000 and December 31, 1999.

                                 /s/ Daskal, Bolton, Manela, Devlin & Co., CPAs

Boca Raton, Florida
April 4, 2001